Exhibit 32

Certification of Chief Executive Officer

and Chief Financial Officer

pursuant to 18 U.S.C. Section 1350

In connection with the quarterly report of Cascade Corporation (the “Company”) on Form 10-Q for the period ended April 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)                                     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(ii)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROBERT C. WARREN, JR.
Robert C. Warren, Jr.
Chief Executive Officer June 9, 2005

/s/ RICHARD S. ANDERSON
Richard S. Anderson
Chief Financial Officer June 9, 2005